UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7044

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06 /30 /11

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2011,The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 6.70%, and the fund’s Service shares returned 6.55%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 6.01% for the same period.2 Stocks rallied early in the year as an economic recovery appeared to gain traction, but renewed concerns later caused the market to give back some of its gains.The fund produced higher returns than its benchmark, mainly due to successful stock selections in the information technology, health care and financials sectors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective. To pursue these goals, the fund invests at least 80% of its assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund.With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlook on the market had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

corporate earnings. However, the market rally was interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient, and the U.S. stock market rebounded from these shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its debt, U.S. economic data proved disappointing and the debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility as newly risk-averse investors shifted their focus from economically sensitive industry groups to those that historically have held up well under uncertain economic conditions.

Stock Selection Strategy Effective in Several Sectors

Our security selection strategy proved especially successful in the information technology sector. Microchip manufacturer National Semiconductor was acquired at a premium byTexas Instruments. Storage equipment specialist EMC benefited from rising demand for the corporate data centers used in the trend toward “cloud computing,” in which businesses manage applications and data over the Internet. Consulting services provider Accenture gained value as corporations sought help in building the infrastructure required for cloud computing.

The fund’s health care holdings exceeded market averages through an emphasis on biotechnology firms over large pharmaceutical companies. For example, Biogen Idec gained value when a new treatment for cerebral palsy appeared to be well received by European regulators. Managed care providers Aetna and Humana advanced due to higher profit margins as the rise of medical costs decelerated. In the consumer staples sector, organic grocer Whole Foods Market saw increased traffic and higher spending among higher-income customers. Although the financials sector fared relatively poorly overall, the fund scored successes by favoring asset managers over large banks.

Disappointments included underweighted exposure to the energy sector and lagging stock selections such as Forest Oil, which was hurt by a glut of natural gas, andVenoco, which encountered problems with a California shale oil project. Due to social responsibility considerations, the fund did not own some of the sector’s better performers, such as ExxonMobil. The fund also avoided aerospace and defense contractors, such as Boeing, in the industrials sector, missing out on the industry’s relatively strong returns.

Positioned for a More Selective Environment

Although a number of headwinds remain, we expect the economic recovery to persist. However, we believe that investors are likely to become more selective, favoring companies that can produce consistent revenues and earnings in a slow-growth economy. In our judgment, our bottom-up security selection process may be particularly well suited to such an environment.

Technology Companies Respond to Security Concerns

Our search for socially responsible businesses led us to a number of information technology companies with diverse workforces and sound environmental policies. In addition, with the advent of “cloud computing” in which data and applications are managed remotely, technology providers have paid greater attention to the security of users’ information, including protecting sensitive financial information from hackers. Fund holdings such as Microsoft, International Business Machines,Accenture,Apple and Google are confronting the challenges of protecting the end user information and privacy in unique ways. We believe these issues will pose both significant risks and opportunities for technology companies for years to come.

July 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.31	$5.58
Ending value (after expenses)	$1,067.00	$1,065.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.21	$5.46
Ending value (after expenses)	$1,020.63	$1,019.39

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.09% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—11.1%
Best Buy	66,400 [a]	2,085,624
Discovery Communications, Cl. A	86,400 [b]	3,538,944
J.C. Penney	37,400	1,291,796
Limited Brands	69,850	2,685,733
McDonald’s	26,775	2,257,668
McGraw-Hill	69,850	2,927,413
Nordstrom	27,100	1,272,074
O’Reilly Automotive	19,400 [b]	1,270,894
Staples	76,900	1,215,020
Target	40,300	1,890,473
TJX	74,625	3,920,051
Weight Watchers International	27,875	2,103,726
		26,459,416
Consumer Staples—8.7%
Church & Dwight	82,800	3,356,712
Coca-Cola Enterprises	41,700	1,216,806
Costco Wholesale	69,800	5,670,552
Hershey	49,200	2,797,020
Kimberly-Clark	20,475	1,362,816
Procter & Gamble	42,625	2,709,671
Whole Foods Market	56,550	3,588,097
		20,701,674
Energy—6.1%
Devon Energy	48,850	3,849,868
EnCana	34,900	1,074,571
Forest Oil	86,300 [b]	2,305,073
ION Geophysical	322,200 [a,b]	3,048,012
Nexen	144,725	3,256,312
Venoco	78,323 [a,b]	997,835
		14,531,671
Financial—13.3%
Berkshire Hathaway, Cl. B	34,300 [b]	2,654,477
Comerica	72,300	2,499,411
Discover Financial Services	93,000	2,487,750
First Horizon National	175,820	1,677,323
Franklin Resources	21,200	2,783,348

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Investment Technology Group	79,750 [b]	1,118,095
KeyCorp	305,600	2,545,648
Nasdaq OMX Group	75,800 [b]	1,917,740
PNC Financial Services Group	67,150	4,002,811
State Street	39,300	1,772,037
T. Rowe Price Group	44,700	2,697,198
Travelers	42,350	2,472,393
Waddell & Reed Financial, Cl. A	87,350	3,175,173
		31,803,404
Health Care—12.9%
Amgen	31,575 [b]	1,842,401
AstraZeneca, ADR	41,950 [a]	2,100,437
Becton Dickinson & Co.	30,875	2,660,499
Biogen Idec	37,500 [b]	4,009,500
Bristol-Myers Squibb	137,900	3,993,584
CareFusion	48,900 [b]	1,328,613
DaVita	27,100 [b]	2,347,131
Gilead Sciences	59,850 [b]	2,478,389
Humana	41,800	3,366,572
Kinetic Concepts	44,700 [b]	2,576,061
Life Technologies	53,100 [b]	2,764,917
Novartis, ADR	22,600	1,381,086
		30,849,190
Industrial—11.1%
Brink’s	40,650	1,212,590
Caterpillar	34,800	3,704,808
Cummins	29,100	3,011,559
Donaldson	22,525	1,366,817
Eaton	46,600	2,397,570
Emerson Electric	52,025	2,926,406
Fluor	22,300	1,441,918
General Electric	299,700	5,652,342
Ryder System	37,825	2,150,351
United Technologies	29,775	2,635,385
		26,499,746
Information Technology—23.9%
Accenture, Cl. A	20,000	1,208,400

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Apple	13,950 [b]	4,682,597
Applied Materials	89,300	1,161,793
Avnet	44,375 [b]	1,414,675
CA	74,750	1,707,290
Cisco Systems	301,175	4,701,342
EMC	118,025 [b]	3,251,589
First Solar	9,600 [a,b]	1,269,792
Google, Cl. A	8,950 [b]	4,532,101
Hewlett-Packard	64,600	2,351,440
Intel	169,550	3,757,228
International
Business Machines	46,475	7,972,786
Microsoft	318,600	8,283,600
Oracle	106,675	3,510,674
QUALCOMM	70,425	3,999,436
Symantec	76,950 [b]	1,517,454
Western Union	90,325	1,809,210
		57,131,407
Materials—7.0%
Alcoa	289,100	4,585,126
Ball	75,000	2,884,500
Domtar	28,900	2,737,408
Ecolab	42,100	2,373,598
Reliance Steel & Aluminum	49,400	2,452,710
Sigma-Aldrich	24,500	1,797,810
		16,831,152
Telecommunications—3.0%
Metropcs Communications	214,800 [b]	3,696,708
Verizon Communications	95,100	3,540,573
		7,237,281
Utilities—2.5%
Consolidated Edison	35,800	1,905,992
Sempra Energy	55,650	2,942,772
WGL Holdings	26,575	1,022,872
		5,871,636
Total Common Stocks
(cost $203,020,740)		237,916,577

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $923,000)	923,000 [c]	923,000

Investment of Cash Collateral
for Securities Loaned—1.8%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $4,391,547)	4,391,547 [c]	4,391,547

Total Investments (cost $208,335,287)	101.8%	243,231,124
Liabilities, Less Cash and Receivables	(1.8%)	(4,457,813)
Net Assets	100.0%	238,773,311

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $4,299,766 and the value of the collateral held by the fund was $4,391,547.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	23.9	Materials	7.0
Financial	13.3	Energy	6.1
Health Care	12.9	Telecommunications	3.0
Consumer Discretionary	11.1	Utilities	2.5
Industrial	11.1	Money Market Investments	2.2
Consumer Staples	8.7		101.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,299,766)—Note 1(b):
Unaffiliated issuers	203,020,740	237,916,577
Affiliated issuers	5,314,547	5,314,547
Cash		28,294
Dividends receivable		291,698
Prepaid expenses		17,916
		243,569,032
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		152,274
Liability for securities on loan—Note 1(b)		4,391,547
Payable for shares of Common Stock redeemed		175,016
Accrued expenses		76,884
		4,795,721
Net Assets ($)		238,773,311
Composition of Net Assets ($):
Paid-in capital		223,085,209
Accumulated undistributed investment income—net		935,790
Accumulated net realized gain (loss) on investments		(20,143,525)
Accumulated net unrealized appreciation
(depreciation) on investments		34,895,837
Net Assets ($)		238,773,311

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	231,989,122	6,784,189
Shares Outstanding	7,334,619	215,715
Net Asset Value Per Share ($)	31.63	31.45

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $13,264 foreign taxes withheld at source):
Unaffiliated issuers	1,922,979
Affiliated issuers	1,315
Income from securities lending—Note 1(b)	20,403
Total Income	1,944,697
Expenses:
Management fee—Note 3(a)	890,573
Professional fees	41,949
Prospectus and shareholders’ reports	33,277
Shareholder servicing costs—Note 3(c)	13,164
Distribution fees—Note 3(b)	8,353
Custodian fees—Note 3(c)	7,129
Directors’ fees and expenses—Note 3(d)	2,534
Loan commitment fees—Note 2	1,367
Miscellaneous	9,837
Total Expenses	1,008,183
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	1,008,178
Investment Income—Net	936,519
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,732,663
Net unrealized appreciation (depreciation) on investments	(2,265,513)
Net Realized and Unrealized Gain (Loss) on Investments	14,467,150
Net Increase in Net Assets Resulting from Operations	15,403,669

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	936,519	2,035,275
Net realized gain (loss) on investments	16,732,663	9,806,504
Net unrealized appreciation
(depreciation) on investments	(2,265,513)	18,869,439
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,403,669	30,711,218
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,991,777)	(1,883,935)
Service Shares	(43,526)	(39,024)
Total Dividends	(2,035,303)	(1,922,959)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,011,899	7,813,132
Service Shares	372,003	926,055
Dividends reinvested:
Initial Shares	1,991,777	1,883,935
Service Shares	43,526	39,024
Cost of shares redeemed:
Initial Shares	(16,895,628)	(32,411,083)
Service Shares	(505,995)	(1,322,352)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,982,418)	(23,071,289)
Total Increase (Decrease) in Net Assets	4,385,948	5,716,970
Net Assets ($):
Beginning of Period	234,387,363	228,670,393
End of Period	238,773,311	234,387,363
Undistributed investment income—net	935,790	2,034,574

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Capital Share Transactions:
Initial Shares
Shares sold	191,125	291,119
Shares issued for dividends reinvested	64,396	69,518
Shares redeemed	(541,663)	(1,215,789)
Net Increase (Decrease) in Shares Outstanding	(286,142)	(855,152)
Service Shares
Shares sold	11,977	35,315
Shares issued for dividends reinvested	1,415	1,447
Shares redeemed	(16,276)	(50,731)
Net Increase (Decrease) in Shares Outstanding	(2,884)	(13,969)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
Initial Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	29.90	26.26	19.86	30.50	28.45	26.08
Investment Operations:
Investment income—net[a]	.12	.25	.21	.19	.17	.13
Net realized and unrealized
gain (loss) on investments	1.88	3.62	6.40	(10.64)	2.04	2.27
Total from Investment Operations	2.00	3.87	6.61	(10.45)	2.21	2.40
Distributions:
Dividends from
investment income—net	(.27)	(.23)	(.21)	(.19)	(.16)	(.03)
Net asset value, end of period	31.63	29.90	26.26	19.86	30.50	28.45
Total Return (%)	6.70[b]	14.82	33.75	(34.42)	7.78	9.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84[c]	.89	.89	.85	.82	.83
Ratio of net expenses
to average net assets	.84[c]	.89	.89	.85	.82	.83
Ratio of net investment income
to average net assets	.80[c]	.93	.97	.72	.58	.50
Portfolio Turnover Rate	36.28[b]	32.75	34.00	31.74	22.71	32.19
Net Assets, end of period
($ x 1,000)	231,989	227,893	222,600	184,813	331,313	374,537

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2011			Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	29.71	26.10	19.71	30.25	28.21	25.90
Investment Operations:
Investment income—net[a]	.08	.18	.16	.12	.10	.07
Net realized and unrealized
gain (loss) on investments	1.86	3.60	6.37	(10.55)	2.02	2.24
Total from Investment Operations	1.94	3.78	6.53	(10.43)	2.12	2.31
Distributions:
Dividends from
investment income—net	(.20)	(.17)	(.14)	(.11)	(.08)	—
Net asset value, end of period	31.45	29.71	26.10	19.71	30.25	28.21
Total Return (%)	6.55[b]	14.54	33.44	(34.58)	7.49	8.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09[c]	1.14	1.14	1.10	1.07	1.08
Ratio of net expenses
to average net assets	1.09[c]	1.14	1.14	1.10	1.07	1.08
Ratio of net investment income
to average net assets	.55[c]	.68	.72	.47	.33	.25
Portfolio Turnover Rate	36.28[b]	32.75	34.00	31.74	22.71	32.19
Net Assets, end of period
($ x 1,000)	6,784	6,494	6,070	5,008	8,924	11,372

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective seeks to provide capital growth. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

        The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	230,104,171	—	—	230,104,171
Equity Securities—
Foreign†	7,812,406	—	—	7,812,406
Mutual Funds	5,314,547	—	—	5,314,547
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of NewYork Mellon earned $8,744 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	772,000	12,394,000	12,243,000	923,000.4
Dreyfus
Institutional
Cash
Advantage
Fund†	7,366,570	40,343,868	43,318,891	4,391,547	1.8
Total	8,138,570	52,737,868	55,561,891	5,314,547	2.2

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by the
Dreyfus Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $36,867,794 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $19,771,483 of the carryover expires in fiscal 2011 and $17,096,311 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $1,922,959. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2011, Service shares were charged $8,353 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended June 30, 2011, Initial shares were charged $6,144 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $710 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $107 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $7,129 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $142,947, shareholder services plan fees $1,000, Rule 12b-1 distribution plan fees $1,348, custodian fees $4,500, chief compliance officer fees $2,259 and transfer agency per account fees $220.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2011, amounted to $86,960,162 and $97,312,248, respectively.

At June 30, 2011, accumulated net unrealized appreciation on investments was $34,895,837, consisting of $42,666,526 gross unrealized appreciation and $7,770,689 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: August 12, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: August 12, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6